UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 30, 2004

                                 ZONE4PLAY, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


          Nevada                        333-91356               98-0374121
--------------------------------------------------------------------------------
(State  or  other  jurisdiction   (Commission  File Number)  (IRS Employer
     of incorporation)                                       Identification No.)

              103 Foulk Road, Suite 202, Wilmington, Delaware 19803
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                   4526 Neville Street, Burnaby, B.C. V5J 2G8
                   ------------------------------------------
          (Former address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (302) 691-6177

ITEM  8.  CHANGE  IN  FISCAL  YEAR

On March 30, 2004, the Registrant determined to change its fiscal year end from March 31 to the new fiscal year end of December 31. The Registrant will file a report covering the transition period resulting from this change on Form 10-QSB.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZONE4PLAY,  INC.



                                  /s/  Shimon  Citron
                                  ------------------
                                  Shimon  Citron,
                                  Chief  Executive  Officer  and  President



Date:  March  30,  2004